SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities
          Exchange Act of 1934

     Date of Report (Date of earliest event reported):  April 19, 1994

                     AMERICAN HEALTHCARE MANAGEMENT, INC.
            (Exact name of registrant as specified in its charter)

             Delaware                1-8756          75-1636788
     (State of other jurisdiction  (Commission      (IRS Employer
          of incorporation)         File Number)    Identification No.)

     660 American Avenue, Suite 200, King of Prussia, PA  19406-0909
     (Address of principal executive offices)             (Zip Code)

          Registrant's telephone number, including area code:
          (215) 768-5900
          ---------------------------------------------------------
          Former name or former address, if changed since last report; No change


               Item 1.   Changes in Control of Registrant

                      and

               Item 5.   Other Events

               At a special meeting of stockholders of American Healthcare Management, Inc. (the "Company"), held on April 19, 1994, the stockholders of the Company approved the merger (the "AHM Merger") of the Company with and into OrNda HealthCorp ("OrNda"). The AHM Merger was effective on April 19, 1994. As a result of the AHM Merger, the holders of the outstanding shares of AHM's common stock, $.01 par value (the "AHM Common Stock"), will receive 0.6 of a share of common stock, $.01 par value, of OrNda ("OrNda Common Stock") for each share of AHM Common Stock.

               The Company incorporates by reference into the Current Report on Form 8-K the additional information about the AHM Merger set forth in copies of the two joint press releases of the Company, OrNda and Summit Health Ltd. ("Summit"), each dated April 19, 1994, copies of which are attached as Exhibits 99.1 and 99.2 hereto.

               Certain additional information about the AHM Merger which is required by Item 1 of this Current Report on Form 8-K is incorporated by reference from the information set forth in the Proxy Statement/Prospectus (the "Proxy Statement/Prosepectus") dated March 14, 1994, of the Company, OrNda and Summit (the "Proxy Statement/Prospectus").

               Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

               (c)    Exhibits

               20 Proxy Statement/Prospectus of the Company, OrNda and Summit dated as of March 14, 1994, incorporated by reference to the definitive proxy materials of the Company filed with the Commission on March 15, 1994.

               99.1 Joint Press Release of the Company, OrNda and Summit dated April 19, 1994 (announcing stockholder approval of the AHM Merger).

               99.2 Joint Press Release of OrNda, the Company and Summit dated April 19, 1994 (announcing consummation of the AHM Merger).



               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              AMERICAN HEALTHCARE MANAGEMENT, INC.

                                        By: /s/ Ronald P. Soltman

                                        Name: Ronald P. Soltman
                                       Title: Sr. Vice President
                                               and General Counsel

       Date:  04/26/94


                                  EXHIBIT INDEX

          EXHIBIT NO.                   DESCRIPTION


          20 Proxy Statement/Prospectus of the Company, OrNda and Summit dated as of March 14, 1994, incorporated by reference to the definitive proxy materials of the Company filed with the Commission on March 15, 1994.

        99.1   Joint Press Release of the Company, OrNda and
               Summit dated April 19, 1994 (announcing
               stockholder approval of the AHM Merger).

        99.2   Joint Press Release of OrNda, the Company and
               Summit dated April 19, 1994 (announcing
               consummation of the AHM Merger).
                              .